Exhibit 99.1

Execution Version

PURCHASE AND ASSIGNMENT AGREEMENT

THIS PURCHASE AND ASSIGNMENT AGREEMENT (the “Agreement”) is made as of this 14th day of November, 2011, by and among The First Marblehead Corporation, a Delaware corporation (“Assignor”), First Marblehead Education Resources, Inc., a Delaware corporation (together with Assignor, the “FMC Parties”), and VCG Special Opportunities Master Fund Limited, a Jersey Islands limited company (“Assignee”).

WHEREAS, the FMC Parties, and certain other parties named therein, entered into that certain Asset Services Agreement as of March 31, 2009 (the “Asset Services Agreement”);

WHEREAS, the Assignor and the NCSLT Trusts (as defined herein) entered into those certain Structuring Advisory Agreements set forth on Schedule A to this Agreement (collectively, the “Structuring Advisory Agreements”);

WHEREAS, each of the FMC Parties desires to sell, transfer, assign and convey to Assignee, and Assignee desires to purchase and accept the assignment from each of the FMC Parties of, all of its respective right, title and interest in and to the Asset Services Agreement, including without limitation its rights to receive the Advisory Fee (as defined in the Asset Services Agreement) payable under Section 5 of the Asset Services Agreement, including any accrued and unpaid Advisory Fee, on the terms and conditions hereinafter set forth; and

WHEREAS, Assignor desires to sell, transfer, assign and convey to Assignee, and Assignee desires to purchase and accept the assignment from Assignor of, all right, title and interest of Assignor in and to each of the Structuring Advisory Agreements, including without limitation its rights to receive each of the Structuring Advisory Fees (as defined in each of the Structuring Advisory Agreements) payable to Assignor under each of the Structuring Advisory Agreements, including any accrued and unpaid Structuring Advisory Fee and any interest accrued and payable thereon as provided in each of the Structuring Advisory Agreements, on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants contained in this Agreement, and other good and valuable consideration, it is hereby agreed as follows:

1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the meanings indicated below:

1.1	“Adverse Consequences” means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, interest, costs, liabilities, obligations, taxes, liens, losses, amounts paid in settlement, and expenses and fees, including court costs, reasonable attorneys’ fees and expenses related thereto.

1.2

“Affiliate” of any Person means any other Person directly or indirectly controlling, controlled by or under common control with the Person specified. A Person shall be deemed to control another Person if the controlling Person owns 50% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

1.3	“Agreement” has the meaning set forth in the preamble.

1.4	“Ambac Approved SAAs” has the meaning set forth in Section 3.1(b) herein.

1.5	“Asset Services Agreement” has the meaning set forth in the preamble.

1.6	“Assignee” has the meaning set forth in the preamble.

1.7	“Assignor” has the meaning set forth in the preamble.

1.8	“Closing Date” means November 14, 2011.

1.9	“Data Sharing and License Agreement” means that certain Data Sharing and License Agreement dated as of March 31, 2009 by and between Assignor and another Person named therein as a party thereto.

1.10	“FMC Parties” has the meaning set forth in the preamble.

1.11	“Indemnified Parties” has the meaning set forth in Section 6.3 herein.

1.12	“Indemnifying Party” has the meaning set forth in Section 6.3 herein.

1.13	“Knowledge” means actual knowledge without independent investigation.

1.14	“Lien” means any pledge, lien, encumbrance, charge or other security interest.

1.15	“NCSLT Trusts” means (a) The National Collegiate Student Loan Trust 2003-1; (b) The National Collegiate Student Loan Trust 2004-1; (c) The National Collegiate Student Loan Trust 2004-2; (d) The National Collegiate Student Loan Trust 2005-1; (e) The National Collegiate Student Loan Trust 2005-2; (f) The National Collegiate Student Loan Trust 2005-3; (g) The National Collegiate Student Loan Trust 2006-1; (h) The National Collegiate Student Loan Trust 2006-2; (i) The National Collegiate Student Loan Trust 2006-3; (j) The National Collegiate Student Loan Trust 2006-4; (k) The National Collegiate Student Loan Trust 2007-1; (l) The National Collegiate Student Loan Trust 2007-2; (m) The National Collegiate Student Loan Trust 2007-3; (n) The National Collegiate Student Loan Trust 2007-4 and (o) The National Collegiate Master Student Loan Trust I.

1.16	“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other business entity or a governmental entity (or any department, agency or political subdivision thereof).

1.17	“Structuring Advisory Agreements” has the meaning set forth in the preamble.

1.18	“Survival Period” means the period from and including the Closing Date to and including December 31, 2012.

1.19	“VCG Parties” has the meaning set forth in the preamble.

2. ASSIGNMENT OF ASSET SERVICES AGREEMENT AND STRUCTURING ADVISORY AGREEMENTS.

2.1	Subject to fulfillment of the terms and conditions set forth in Sections 3.1, 3.2 and 3.3:

(a)	each of the FMC Parties hereby sells, transfers, assigns and conveys to Assignee, and Assignee hereby purchases and accepts the assignment from each of the FMC Parties of, all of its respective right, title and interest in and to the Asset Services Agreement, including without limitation its rights to receive the Advisory Fee payable under Section 5 of the Asset Services Agreement, including any accrued and unpaid Advisory Fee; and

(b)	Assignor hereby sells, transfers, assigns and conveys to Assignee, and Assignee hereby purchases and accepts the assignment from Assignor of, all right, title and interest of Assignor in and to each of the Structuring Advisory Agreements, including without limitation all rights to receive the Structuring Advisory Fee payable to Assignor under each of the Structuring Advisory Agreements, including any accrued and unpaid Structuring Advisory Fee and any interest accrued and payable thereon as provided in each of the Structuring Advisory Agreements.

2.2	Assignee hereby assumes all duties, obligations and liabilities of the FMC Parties under the Asset Services Agreement, including without limitation all duties and obligations of the FMC Parties to provide advisory and other services as described in Section 2 of the Asset Services Agreement; provided that Assignee shall not be liable for any liabilities of the FMC Parties arising under Section 6.2 of the Asset Services Agreement with respect to any action or failure to act by the FMC Parties prior to the Closing Date giving rise to any such liabilities.

2.3	Assignee hereby assumes all duties, obligations and liabilities of the Assignor under each of the Structuring Advisory Agreements, including without limitation all duties and obligations of Assignor, if any, to provide advisory and other services to the NCSLT Trusts as described in each of the Structuring Advisory Agreements; provided that Assignee shall not be liable for any liabilities of Assignor arising under any of the Structuring Advisory Agreements with respect to any action or failure to act by the Assignor prior to the Closing Date giving rise to any such liabilities.

2.4	As consideration for the sales and assignments described in this Section 2, on the Closing Date, Assignee shall pay to the FMC Parties Thirteen Million Dollars

($13,000,000) by wire transfer of immediately available funds to an account designated by Assignor.

2.5	It is the intention of the FMC Parties and Assignee that each of the assignments described in this Section 2 constitutes an absolute sale of all right, title and interest of the FMC Parties, as applicable, in and to the Asset Services Agreement and each of the Structuring Advisory Agreements and the fees and other compensation described therein, conveying good title to such agreements, fees and other compensation, free and clear of any Lien.

3. CONDITIONS.

3.1	Documents to be Delivered by the Parties.

(a)	On the Closing Date, a letter shall be delivered by the Assignor to the indenture trustee for each of the NCSLT Trusts, instructing the indenture trustee to make all payments due or payable to Assignor from and after the Closing Date in respect of the Structuring Advisory Fee under the applicable Structuring Advisory Agreement to Assignee or its designee, each acknowledged by such indenture trustee, such letter to be substantially in the form attached hereto as Exhibit B.

(b)	Promptly following the Closing Date, a Notice and Request for Consent, executed by Ambac Assurance Corporation, consenting to the assignment of certain Structuring Advisory Agreements as described on Schedule A attached thereto (the “Ambac Approved SAAs”), shall be delivered to Assignee immediately upon receipt by Assignor, such Notice and Request for Consent to be substantially in the form attached as Exhibit C.

3.2	Conditions to Obligation of Assignee. The obligations of Assignee to make the purchases and accept the assignments as set forth in Section 2 hereof are subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

(a)	Delivery of Certificates of Good Standing. Each of the FMC Parties shall have delivered to Assignee a certificate of good standing, certified by the appropriate governmental officer in its jurisdiction of incorporation.

(b)	Delivery of Secretary’s Certificates. Each of the FMC Parties shall have delivered to Assignee a certificate, signed by the Secretary thereof, certifying as to (i) its certificate of incorporation, (ii) its bylaws, (iii) resolutions authorizing its performance of the transactions contemplated hereby and (iv) incumbency of certain of its officers, and attaching such documents thereto.

(c)

Representations and Warranties True. The representations and warranties of each of the FMC Parties contained in Section 4 shall be true and correct on the Closing Date, and each of the FMC Parties shall have performed on or prior to the Closing Date all obligations to be performed by such FMC Party under this Agreement on or prior to the Closing Date.

(d)	Approvals. (i) Each of the FMC Parties shall have obtained all requisite regulatory, administrative, governmental or third party authorizations or consents required to make the assignments to Assignee described in Section 2 in form and substance satisfactory to Assignee; provided that the Notice and Request for Consent, executed by Ambac Assurance Corporation pursuant to Section 3.1(b) shall be delivered promptly following the Closing Date; and (ii) Assignee shall have obtained the approval of its governing authority of this Agreement.

(e)	Legal Opinions. Legal counsel to the FMC Parties shall have delivered legal opinions as reasonably requested by Assignee, such opinions in form and substance reasonably satisfactory to Assignee and its counsel including opinions as to the due authorization, execution and delivery of the documents, non-contravention of the documents with any other agreements or constituent documents of either of the FMC Parties and the enforceability of the documents against each of the FMC Parties.

(f)	Other. All other documents, instruments or agreements reasonably necessary to effectuate the assignments described in Section 2 of this Agreement have been entered into or delivered.

3.3	Conditions to Obligations of the FMC Parties. The obligations of the FMC Parties to make the sales and assignments as set forth in Section 2 are subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

(a)	Delivery of Certificates of Good Standing. The Assignee shall have delivered to Assignor a certificate of good standing, certified by the appropriate governmental officer in its jurisdiction of incorporation.

(b)	Delivery of Secretary’s Certificates. The Assignee shall have delivered to Assignor a certificate, signed by the Secretary thereof, certifying as to (i) its charter document, (ii) its company agreement, bylaws or other organizational documents, as applicable, (iii) resolutions authorizing its performance of the transactions contemplated hereby and (iv) incumbency of certain of its officers, and attaching such documents thereto.

(c)	Representations and Warranties True. The representations and warranties of Assignee contained in Section 5 shall be true and correct on the Closing Date, and Assignee shall have performed on or prior to the Closing Date all obligations to be performed by Assignee under this Agreement on or prior to the Closing Date.

(d)	Legal Opinions. Legal counsel to Assignee shall have delivered legal opinions as reasonably requested by the FMC Parties, such opinions in form and substance reasonably satisfactory to the FMC Parties and their counsel, including opinions as to the due authorization, execution and delivery of the transaction documents, non-contravention of the transaction documents with any other agreements or constituent documents of Assignee and the enforceability of the transaction documents against Assignee. Legal counsel to Assignor shall have delivered to the FMC Parties and to Assignee a legal opinion requested by the FMC Parties, such opinion in form and substance reasonably satisfactory to the FMC Parties and their accountants with respect to the “true sale” of the Asset Services Agreement and each of the Structuring Advisory Agreements.

(e)	Approvals. (i) The FMC Parties shall have obtained all requisite regulatory, administrative, governmental or third party authorizations or consents required to make the sales and assignments to Assignee described in Section 2 in form and substance satisfactory to the FMC Parties; provided that, solely with respect to the Ambac Approved SAAs, the Notice and Request for Consent, executed by Ambac Assurance Corporation pursuant to Section 3.1(b) shall be delivered promptly following the Closing Date; and (ii) Assignor shall have obtained the approval of its board of directors of this Agreement and the sales and assignments to Assignee described in Section 2.

(f)	Consideration. Assignee shall have delivered to Assignor the full consideration set forth in Section 2.4 of this Agreement.

4. REPRESENTATIONS AND WARRANTIES OF FMC PARTIES. The FMC Parties hereby jointly and severally make the following representations and warranties to Assignee, which representations and warranties Assignee shall be deemed to have relied upon in accepting the assignments to Assignee described in Section 2.

4.1	Each of the FMC Parties is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

4.2	All right, title and interest of each of the FMC Parties in and to the Asset Services Agreement is owned by such FMC Party free and clear of any and all Liens; and each FMC Party has full power and authority to sell and assign its right, title and interest in and to the Asset Services Agreement free and clear of any and all Liens, including without limitation all rights to receive the Advisory Fee payable under Section 5 of the Asset Services Agreement, including any accrued and unpaid Advisory Fee.

4.3

All right, title and interest of Assignor in and to the Structuring Advisory Agreements is owned by Assignor free and clear of any and all Liens; and Assignor has full power and authority to sell and assign its right, title and interest in and to each Structuring Advisory Agreement free and clear of any and all Liens, including without limitation all rights to receive the Structuring Advisory Fee payable to Assignor under each

Structuring Advisory Agreement, including any accrued and unpaid Structuring Advisory Fee and any interest accrued and payable thereon as provided in each of the Structuring Advisory Agreements.

4.4	Upon delivery of this Agreement, Assignee will acquire good and valid title to the Asset Services Agreement and to each of the Structuring Advisory Agreements, fees and other compensation as provided thereby, free and clear of any and all Liens.

4.5	There are no actions, suits, proceedings or investigations pending or, to the Knowledge of either of the FMC Parties, threatened, against either of the FMC Parties before any governmental authority having jurisdiction over either of the FMC Parties or any of their respective properties: (a) asserting the invalidity of this Agreement or any of the other related transaction documents or (b) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other related transaction documents.

4.6	No consent, approval, authorization or order of any court, governmental agency or other body, third party, or shareholders relating to the execution, delivery and performance of this Agreement and the transactions contemplated hereby, and the sales and assignments to Assignee described in Section 2 hereof, is required as to either of the FMC Parties or, if required, such consent, approval, authorization, or order has been obtained; provided that, solely with respect to the Ambac Approved SAAs, the Notice and Request for Consent, executed by Ambac Assurance Corporation pursuant to Section 3.1(b) hereof shall be delivered promptly following the Closing Date.

4.7	Each of the FMC Parties has the full legal right and power and all corporate authority and approval required to enter into, execute and deliver this Agreement and to perform fully its respective obligations hereunder. This Agreement has been duly authorized, executed and delivered by each of the FMC Parties and is the valid and binding obligation of each of the FMC Parties enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity). The execution and delivery of this Agreement and the consummation by each of the FMC Parties of the transactions contemplated hereby will not (a) to the Knowledge of each of the FMC Parties, conflict with or result in any breach or violation of any of the terms and conditions of, or constitute (or with notice or lapse of time or both constitute) a default under or a violation of, any statute, regulation, order, judgment or decree applicable to either of the FMC Parties, the Asset Services Agreement or any Structuring Advisory Agreement, or any instrument, contract or other agreement to which either of the FMC Parties is a party, or any instrument, contract or other agreement to which either of the FMC Parties may be bound or subject; or (b) result in the creation of any claim against, or Lien upon, either of the FMC Parties.

4.8	Neither of the FMC Parties has any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

4.9	Assignor has delivered to Assignee a correct and complete copy of each Structuring Advisory Agreement (as amended to date) listed in Schedule A. Each of the Structuring Advisory Agreements is in full force and effect, and enforceable against the NCSLT Trust that is party thereto.

4.10	Neither of the FMC Parties has received notice that it is in default under the Asset Services Agreement or under any Structuring Advisory Agreement, as applicable, and to the Knowledge of the FMC Parties, no facts exist which would be the basis for a declaration of default, reduction or withholding of the payment of fees due under, or termination of the Asset Services Agreement or any Structuring Advisory Agreement.

4.11	Disclaimer of Other Representations and Warranties. Except as expressly set forth in this Section 4, neither of the FMC Parties nor any other Person makes any representation or warranty, express or implied, at law or in equity, in respect of the Asset Services Agreement, the Advisory Fee payable thereunder, any Structuring Advisory Agreements or any Structuring Advisory Fees payable thereunder, the NCSLT Trusts or any of their respective assets, liabilities or operations, and any such other representations or warranties are hereby expressly disclaimed. For the avoidance of doubt, neither of the FMC Parties nor any other Person makes any representation as to the suitability or accuracy of any documents, records, communications, reports, forecasts, projections, loan pool data, default, prepayment, delinquency and recovery statistics, risk management strategies, default prevention and recovery strategies, statistical models, formulae and algorithms, or cash flow analyses provided by the FMC Parties to the Assignee for the purpose of assisting the Assignee in valuing the Asset Services Agreement, including the Advisory Fee payable thereunder, or the Structuring Advisory Agreements, including any Structuring Advisory Fees payable thereunder.

4.12	Each of the representations and warranties made by the FMC Parties in this Section 4 shall survive for the Survival Period.

5. REPRESENTATIONS AND WARRANTIES OF ASSIGNEE. Assignee hereby makes the following representations and warranties to each of the FMC Parties, which representations and warranties each of the FMC Parties shall be deemed to have relied upon in entering into and performing this Agreement:

5.1	Assignee is a Jersey Islands limited company, duly organized, validly existing and in good standing under the laws of the Jersey Islands.

5.2

There are no actions, suits, proceedings or investigations pending or, to the Knowledge of Assignee, threatened, against Assignee before any governmental authority having jurisdiction over Assignee or any of its properties: (a) asserting the invalidity of this Agreement or any of the other related transaction documents or (b) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other related transaction documents.

5.3	No consent, approval, authorization or order of any court, governmental agency or other body, third party, members, beneficial owners or shareholders relating to the execution, delivery and performance of this Agreement and the transactions contemplated hereby, and the sales and assignments to Assignee described in Section 2, is required as to Assignee or, if required, such consent, approval, authorization, or order has been obtained.

5.4	Assignee has the full legal right and power and all limited liability company or trust authority, as applicable, and approval required to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder. This Agreement has been duly authorized, executed and delivered by Assignee and is the valid and binding obligation of Assignee enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity). The execution and delivery of this Agreement and the consummation by Assignee of the transactions contemplated hereby will not, to the Knowledge of Assignee, conflict with or result in any breach or violation of any of the terms and conditions of, or constitute (or with notice or lapse of time or both constitute) a default under or a violation of, any statute, regulation, order, judgment or decree applicable to Assignee, or any instrument, contract or other agreement to which Assignee, or any instrument, contract or other agreement to which Assignee may be bound or subject.

5.5	All of the representations and warranties made by Assignee in this Section 5 shall survive for the Survival Period.

6. REMEDIES FOR BREACH OF THIS AGREEMENT.

6.1	Breach by the FMC Parties. In the event either of the FMC Parties breaches any of its respective representations or warranties contained in Section 4 herein or its covenants contained in this Section 6 and, provided that Assignee makes a written claim for indemnification against the FMC Parties within the Survival Period, then the FMC Parties shall jointly and severally indemnify, defend and hold harmless Assignee and each of its officers, directors, members, employees and agents to the fullest extent lawful from and against any Adverse Consequences Assignee shall sustain or incur arising out of or resulting from the breach.

6.2

Breach by Assignee. In the event Assignee breaches any of its representations or warranties contained in Section 5 herein or its covenants contained in this Section 6 and, provided that either of the FMC Parties makes a written claim for indemnification against Assignee within the Survival Period, then Assignee shall indemnify, defend and hold harmless the FMC Parties and their respective officers, directors, shareholders, employees and agents to the fullest extent lawful from and against any Adverse Consequences any of them shall sustain or incur arising out of or resulting from the breach.

6.3	A party obligated to provide indemnification under this Section 6 (an “Indemnifying Party”) shall reimburse the indemnified parties of the other party (the “Indemnified Parties”) for all reasonable out-of-pocket expenses (including reasonable attorneys’ fees and disbursements) (a) as such expenses are incurred by an Indemnified Party in connection with investigating, preparing to defend or defending any action, suit, claim or proceeding (including any inquiry or investigation) related to the breach by the Indemnifying Party of any representation, warranty or covenant contained in this Agreement; provided that the Indemnified Parties shall submit invoices to the Indemnifying Party within 15 days of receipt from any third parties providing services to the Indemnified Parties in connection with such defense; provided further that the maximum payment for each calendar month during which the Indemnified Parties are entitled to reimbursements hereunder shall be Fifty Thousand Dollars ($50,000) with any unused amounts to be applicable for expenses in subsequent months and any amounts remaining thereafter to be reimbursed by the Indemnifying Party following final disposition of any such action, suit, claim or proceeding and (b) following final disposition of any other such action, suit, claim or proceeding. If an Indemnified Party makes a claim under this Section 6 for payment or reimbursement of expenses, such expenses shall be paid or reimbursed promptly upon receipt of appropriate documentation relating thereto even if the Indemnifying Party reserves the right to dispute whether this Agreement requires the payment or reimbursement of such expenses.

6.4	An Indemnified Party shall give written notice to the Indemnifying Party of any claim with respect to which it seeks indemnification promptly after the discovery by such party of any matters giving rise to a claim for indemnification; provided that prior to the expiration of the Survival Period, the failure of any Indemnified Party to give notice as provided herein with regard to a claim shall not relieve the Indemnifying Party of its obligations under this Section 6 unless and to the extent that the Indemnifying Party shall have been materially prejudiced by the failure of such Indemnified Party to notify such party. Such notice shall describe in reasonable detail such claim.

6.5

In case any such action, suit, claim or proceeding is brought against an Indemnified Party, the Indemnifying Party shall have the obligation to defend the Indemnified Party by appropriate proceedings, which proceedings shall be promptly settled or prosecuted by the Indemnifying Party to a final conclusion, and using counsel reasonably satisfactory to the Indemnified Parties. An Indemnified Party shall be entitled to hire, at its own expense (subject to Section 6.6 hereof), separate counsel and participate in the defense thereof. Upon receipt of notice from the Indemnifying Party to any Indemnified Party confirming its assumption of the defense of such action, suit, claim or proceeding, and approval by such Indemnified Party of such counsel, the Indemnifying Party shall not be liable to such Indemnified Party under this Section 6 for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, unless (a) the Indemnified Party shall have employed separate counsel (plus any local counsel) in connection with the assertion of legal defenses in accordance with Section 6.6 hereof, (b) the Indemnifying Party shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of commencement of the action or (c) the Indemnifying Party shall have authorized the employment of counsel for the Indemnified Party at the expense of the Indemnifying Party.

6.6	If the defendants in any action, suit, claim or proceeding include both the Indemnifying Party and one or more Indemnified Party, and one or more Indemnified Party shall reasonably have concluded that there may be legal defenses available to it or them that are different from or additional to those available to the Indemnifying Party, the Indemnified Party or Indemnified Parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party or Indemnified Parties, in which case the Indemnifying Party shall be liable for any fees and out-of-pocket expenses reasonably incurred by such Indemnified Party in connection therewith.

6.7	If the Indemnifying Party conducts the defense of any claim, all Indemnified Parties shall thereafter deliver to the Indemnifying Party copies of all notices and documents (including without limitation any court papers, filings or other litigation documents) received by the Indemnified Party relating to the claim, and any Indemnified Party shall cooperate reasonably in the defense or prosecution of such claim. Such cooperation shall include the retention and (upon the Indemnifying Party’s request) the provision to the Indemnifying Party of records and information that are reasonably relevant to such claim and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

6.8	No Indemnifying Party shall be liable for any settlement of any action, suit, claim or proceeding effected without its written consent; provided, however, the Indemnifying Party shall not unreasonably withhold, delay or condition its consent. The Indemnifying Party further agrees that it will not, without the Indemnified Party’s prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof in any pending or threatened action, suit, claim or proceeding in respect of which indemnification may be sought hereunder unless such settlement or compromise includes an unconditional release of each Indemnified Party from all liability arising out of such action, suit, claim or proceeding.

6.9

The obligations of the Indemnifying Party under this Section 6 to indemnify the Indemnified Parties, and the Indemnified Parties’ rights to make a claim against the Indemnifying Party for indemnification under this Section 6, shall terminate on December 31, 2012. Notwithstanding the foregoing, any obligation to indemnify, defend and hold harmless pursuant to this Section 6 shall not terminate with respect to any item as to which any Indemnified Party shall have, prior to the expiration of the Survival Period, previously made a bona fide claim by delivering notice of such claim to the Indemnifying Party in accordance with this Section 6 until final resolution of such claim.

6.10	The indemnity contained in this Section 6 shall be the sole and exclusive monetary remedy of Indemnified Parties for any inaccuracy of any representation or warranty or any other breach of any covenant or agreement contained in this Agreement; provided that nothing herein shall limit in any way any such parties’ remedies in respect of fraud by the other party in connection with the transactions contemplated hereby. No party to this Agreement (or any of its Affiliates) shall, in any event, be liable or otherwise responsible to any other party (or any of its Affiliates) for any lost profits, consequential damages or punitive damages of such other party (or any of its Affiliates) arising out of or relating to this Agreement or the performance or breach hereof (unless arising from a claim by a third party). The Indemnifying Party consents to personal jurisdiction, service and venue in any court in the continental United States in which any claim subject to this Agreement is brought against any Indemnified Party.

6.11	This Section 6 shall survive any termination or expiration of this Agreement.

7. NOTICES. All notices, demands and other communications which may be or are required to be given hereunder or with respect hereto shall be in writing and shall be deemed given (a) two (2) business days following the date when mailed, postage prepaid, by certified mail, return receipt requested, or (b) one (1) business day following the date when delivered by overnight courier service addressed to any of the Assignee or the FMC Parties at its address as set forth on the signature page of this Agreement or to such other address as a party may designate hereafter by written notice to the other parties.

8. MISCELLANEOUS.

8.1	Covenant of Further Assurances. The parties hereto covenant and agree that they shall execute and deliver any and all additional writings, instruments and other documents and shall take such further action as shall be reasonably required in order to effectuate the intent, terms and purposes of this Agreement.

8.2	Expenses. Each of the parties hereto shall pay its own expenses incurred in connection with the negotiation, preparation and execution of this Agreement and any other documents, including without limitation the agreements contemplated by Section 3.1 of this Agreement, prepared in connection with the transactions contemplated herein.

8.3	Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto, to their respective legal representatives, heirs, executors, administrators,

successors and assigns, and to each of the Persons to whom indemnification obligations are payable pursuant to Section 6 hereof.

8.4	Amendments and Waivers. This Agreement (including the schedule and exhibits attached hereto) may be amended or waived only by a writing signed by all parties hereto, and such waiver shall be effective only in the specific instance and for the specific purpose for which given.

8.5	Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such State, without giving effect to conflicts of laws principles thereof (other than Section 5-1401 of the New York General Obligations Law). EACH OF THE FMC PARTIES AND ASSIGNEE IRREVOCABLY (A) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT; (B) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT, OR IN ANY OTHER COURT OF COMPETENT JURISDICTION WITHIN THE UNITED STATES; (C) AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (D) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER.

8.6	General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)	the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(b)	accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(c)	references herein to “Articles,” “Sections,” “Subsections,” “Paragraphs,” and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs, and other subdivisions of this Agreement;

(d)	a reference to a subsection without further reference to a Section is a reference to such subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(e)	the words “herein,” “hereof,” “hereunder,” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

(f)	the term “include” or “including” shall mean without limitation by reason of enumeration.

8.7	Execution in Counterparts. This Agreement may be executed in counterparts and delivered by facsimile or pdf electronic transmission, each of which shall be deemed to be an original and all of which when taken together shall be deemed to be one and the same instrument.

8.8	Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the parties hereto and supersedes any prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof.

8.9	Survival. The representations and warranties of the FMC Parties in Section 4 herein, the representations and warranties of Assignee in Section 5 herein and the covenants of the parties in Section 6 herein shall survive the Closing Date and consummation of the transactions described in this Agreement to the extent and for the periods set forth in this Agreement. The provisions set forth in Section 7 and this Section 8 shall survive the Closing Date and the consummation of the transactions described in this Agreement in perpetuity.

8.10	Section Headings. The section headings contained herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

8.11	Severability. Any section, clause, sentence, provision, subparagraph or paragraph of this Agreement held by a court of competent jurisdiction to be invalid, illegal, unenforceable or ineffective shall not impair, invalidate or nullify the remainder of this Agreement, but the effect thereof shall be confined to the section, clause, sentence, provision, subparagraph or paragraph so held to be invalid, illegal, unenforceable or ineffective.

8.12

Confidentiality and Disclosure. The terms and conditions of any prior confidentiality agreement between or among any of the parties to this Agreement shall apply to this Agreement and the transactions contemplated hereby and shall continue in full force and effect. No party to this Agreement shall make, or cause to be made, any press release or public announcement regarding this Agreement or any transactions contemplated hereby, or otherwise communicate with news media without the prior written consent of the other parties, except as may be otherwise required by applicable law or regulation, or by any authorized administrative or governmental agency, including without limitation the rules of the Securities and Exchange Commission as applicable to the Assignor. The parties shall cooperate as to the timing and contents of any such press releases or public announcements.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed and delivered this Purchase and Assignment Agreement the day and year first above written.

ASSIGNEE:

VCG SPECIAL OPPORTUNITIES MASTER FUND LIMITED

By:	/s/ Donald S. Uderitz Donald S. Uderitz Director
Name:
Title:

Address:	VCG Special Opportunities Master Fund
Limited
13 Castle Street St. Helier Jersey JE4 5UT

FMC PARTIES:

THE FIRST MARBLEHEAD CORPORATION

By:	/s/ Gary F. Santo, Jr.
Gary F. Santo, Jr.
Managing Director

Address:	The First Marblehead Corporation
The Prudential Tower
800 Boylston Street - 34th Floor
Boston, MA 02199-8157
Attn: Corporate Law Department

FIRST MARBLEHEAD EDUCATION RESOURCES, INC.

By:	/s/ Michael Plunkett
Michael Plunkett
President

Address:	The First Marblehead Corporation
The Prudential Tower
800 Boylston Street - 34th Floor
Boston, MA 02199-8157
Attn: Corporate Law Department

Schedule A

Structuring Advisory Agreements

1.	Structuring Advisory Agreement dated as of September 20, 2007 between The National Collegiate Student Loan Trust 2007-4 and The First Marblehead Corporation

2.	Structuring Advisory Agreement dated as of September 20, 2007 between The National Collegiate Student Loan Trust 2007-3 and The First Marblehead Corporation

3.	Structuring Advisory Agreement dated as of June 14, 2007 between The National Collegiate Student Loan Trust 2007-2 and The First Marblehead Corporation

4.	Structuring Advisory Agreement dated as of March 8, 2007 between The National Collegiate Student Loan Trust 2007-1 and The First Marblehead Corporation

5.	Structuring Advisory Agreement dated as of December 7, 2006 between The National Collegiate Student Loan Trust 2006-4 and The First Marblehead Corporation

6.	Structuring Advisory Agreement dated as of September 28, 2006 between The National Collegiate Student Loan Trust 2006-3 and The First Marblehead Corporation

7.	Structuring Advisory Agreement dated as of June 8, 2006 between The National Collegiate Student Loan Trust 2006-2 and The First Marblehead Corporation

8.	Structuring Advisory Agreement dated as of March 9, 2006 between The National Collegiate Student Loan Trust 2006-1 and The First Marblehead Corporation

9.	Structuring Advisory Agreement dated as of October 12, 2005 between The National Collegiate Student Loan Trust 2005-3 and The First Marblehead Corporation

10.	Structuring Advisory Agreement dated as of June 9, 2005 between The National Collegiate Student Loan Trust 2005-2 and The First Marblehead Corporation

11.	Structuring Advisory Agreement dated as of February 23, 2005 between The National Collegiate Student Loan Trust 2005-1 and The First Marblehead Corporation

12.	Structuring Advisory Agreement dated as of October 28, 2004 between The National Collegiate Student Loan Trust 2004-2 and The First Marblehead Corporation

13.	Structuring Advisory Agreement dated as of June 10, 2004 between The National Collegiate Student Loan Trust 2004-1 and The First Marblehead Corporation

14.	Structuring Advisory Agreement dated as of December 11, 2003 between The National Collegiate Student Loan Trust 2003-1 and The First Marblehead Corporation

15.	Structuring Advisory Agreement dated as of June 22, 2006 between The National Collegiate Master Student Loan Trust I and The First Marblehead Corporation

16.	Structuring Advisory Agreement dated as of June 29, 2005 between The National Collegiate Master Student Loan Trust I and The First Marblehead Corporation

17.	Structuring Advisory Agreement dated as of June 1, 2003 between The National Collegiate Master Student Loan Trust I and The First Marblehead Corporation

18.	Structuring Advisory Agreement dated as of November 1, 2002 between The National Collegiate Master Student Loan Trust I and The First Marblehead Corporation

19.	Structuring Advisory Agreement dated as of May 1, 2002 between The National Collegiate Master Student Loan Trust I and The First Marblehead Corporation

20.	Structuring Advisory Agreement dated as of November 1, 2001 between The National Collegiate Master Student Loan Trust I and The First Marblehead Corporation